UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 24, 2017

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 24, 2017, Avinger, Inc. (the “Company”) received written notice from the Staff of the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s non-compliance with the minimum $50 million market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(A), the Company’s securities would be subject to delisting from Nasdaq unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”). The Company intends to timely request a hearing before the Panel, at which hearing the Company will present its plan to evidence compliance with all applicable requirements for continued listing on Nasdaq. The Company is considering a number of options in its efforts to regain compliance with the Nasdaq listing criteria, including raising additional equity capital and the implementation of a reverse stock split. The Company’s request for a hearing will stay any delisting action by Nasdaq at least pending the ultimate outcome of the hearing and any extension granted by the Panel. In the interim, the Company’s securities will continue to trade on The Nasdaq Global Market.

As previously disclosed by the Company in Current Reports on Form 8-K as filed with the Securities and Exchange Commission on April 24, 2017 and May 31, 2017, and in accordance with the Nasdaq Listing Rules, the Company was granted a 180-day period to regain compliance with the MVLS requirement, which expired on October 17, 2017. The Company was also granted a 180-day period within which to regain compliance with the $1.00 bid price and $15 million market value of publicly held shares requirements, through November 20, 2017. The Company is diligently working to evidence compliance with all applicable Nasdaq listing criteria; however, there can be no assurance that the Panel will grant the Company’s request for continued listing on Nasdaq or that the Company will be able to satisfy the applicable requirements within the timeframe that may be provided by the Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: October 27, 2017	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski President and CEO